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                                                                   Exhibit 10.54



                               SECURITY AGREEMENT


               SECURITY AGREEMENT dated as of December 14, 2000, between THE PRINCETON REVIEW, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor", collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and RESERVOIR CAPITAL PARTNERS, L.P., as administrative agent for the lenders or other financial institutions or entities party, as lenders, to the Loan Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Borrower, the Subsidiary Guarantors, certain lenders and the Administrative Agent are parties to a Loan Agreement dated as of December 14, 2000 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $25,000,000.

               To induce said lenders to enter into the Loan Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:


               Section 1. Definitions. Terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:

               "Accounts" has the meaning assigned to such term in Section 3(d).

               "Collateral" has the meaning assigned to such term in Section 3.

               "Collateral Account" has the meaning assigned to such term in
        Section 4.01.

               "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by any Obligor.

               "Copyrights" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.


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               "Documents" has the meaning assigned to such term in Section
        3(j).

               "Equipment" has the meaning assigned to such term in Section
        3(h).

               "Equity Collateral" has the meaning assigned to such term in
        Section 3(c).

               "Instruments" has the meaning assigned to such term in Section 3(e).

               "Intellectual Property" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

               "Inventory" has the meaning assigned to such term in Section
        3(f).

               "Issuers" means, collectively, the respective corporations, partnerships or other entities identified beneath the names of the Obligors on Annex 1 under the caption "Issuer".

               "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

               "Patent Collateral" means all Patents, whether now owned or hereafter acquired by any Obligor.


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               "Patents" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

               "Pledged Equity" has the meaning assigned to such term in Section 3(a).

               "PR LLCs" means, collectively, PR Management, PR Operations, PR Products and PR Publishing.

               "PR Management" means Princeton Review Management, L.L.C., a Delaware limited liability company.

               "PR Operations" means Princeton Review Operations, L.L.C., a Delaware limited liability company.

               "PR Products" means Princeton Review Products, L.L.C., a Delaware limited liability company.

               "PR Publishing" means Princeton Review Publishing, L.L.C., a Delaware limited liability company.

               "Secured Obligations" means, collectively, (a) in the case of the Borrower, the principal and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under the Loan Documents, (b) in the case of the Subsidiary Guarantors, all obligations of the Subsidiary Guarantors under the Loan Agreement and the other Loan Documents (including, without limitation, in respect of their Guarantee under Article III of the Loan Agreement), and (c) all obligations of the Obligors to the Lenders and the Administrative Agent hereunder.

               "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by any Obligor. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.


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               "Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

               "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.


               Section 2. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent that:

               (a) Ownership and Liens. Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3, and no Lien exists or will exist upon such Collateral at any time, except for liens permitted under Section
        7.02 of the Loan Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a perfected pledge and security interest in and to all of such Collateral, subject only to the Lien and security interest of Excel Bank, N.A. in and to such Collateral (provided that such Lien and security interest are valid, perfected and enforceable).

               (b) Status of Pledged Equity. The Pledged Equity identified under the name of such Obligor in Annex 1 is, and all other Pledged Equity in which such Obligor shall hereafter grant a security interest pursuant to
        Section 3 will be, duly authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational document of the respective Issuer of such Pledged Equity, upon the transfer of such Pledged Equity (except for any such restriction contained herein, in the Loan Agreement or in Annex 1). The membership interest of the Borrower in each PR LLC constitutes a general intangible under the Uniform Commercial Code.

               (c) No Other Stock. The Pledged Equity identified under the name of such Obligor in Annex 1 constitutes all of the issued and outstanding shares of capital stock,


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        partnership or other ownership interest of any class or character of the
        Issuers beneficially owned by such Obligor on the date hereof (whether or not registered in the name of such Obligor), and Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Equity and (in the case of any corporate Issuer) the respective class and par value of the shares constituting such Pledged Equity and the respective number of shares (and registered owners thereof) represented by each such certificate.

               (d) No Procedings in Respect of Copyrights, Patents and Trademarks. To such Obligor's knowledge, no proceedings have been instituted or are pending against such Obligor or, to such Obligor's knowledge, threatened, and no claim against such Obligor has been received by such Obligor, alleging that such Obligor is infringing in any respect upon any Copyright, Patent or Trademark of any other Person.

               (e) Trademark Collateral. Such Obligor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

               (f) Fair Labor Standards Act. Any goods now or hereafter produced by such Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.


               Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of such Obligor's right, title and interest in the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

               (a) the shares of common stock of, or partnership or membership interest and other ownership interest in, the Issuers identified in Annex 1 under the name of such Obligor and all other shares of capital stock, or partnership and other ownership interest, of whatever class or character of the Issuers, now or hereafter owned by such Obligor, in each case together with the certificates evidencing the same (collectively, the "Pledged Equity");


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               (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity;

               (c) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all ownership interests of any class or character of the successor entity (unless such successor entity is such Obligor itself) formed by or resulting from such consolidation or merger (the Pledged Equity, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Equity Collateral");

               (d) all general intangibles (including payment intangibles and software) and accounts (each as defined in the Uniform Commercial Code) of such Obligor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Obligor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Obligor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Obligor, all deposit accounts and all tax refunds (such accounts, general intangibles, moneys due and to become due, deposit accounts and tax refunds being herein collectively called "Accounts");

               (e) all instruments, chattel paper (whether tangible or electronic) or letters of credit (each as defined in the Uniform Commercial Code) of such Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

               (f) all inventory (as defined in the Uniform Commercial Code) of such Obligor, all goods obtained by such Obligor in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

               (g) all Intellectual Property and all other accounts or general intangibles of such Obligor not constituting Intellectual Property or Accounts;


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               (h) all equipment (as defined in the Uniform Commercial Code) of such Obligor, including all Motor Vehicles (herein collectively called "Equipment");

               (i) each contract and other agreement of such Obligor relating to the sale or other disposition of Inventory or Equipment;

               (j) all documents of title (as defined in the Uniform Commercial
        Code) or other receipts of such Obligor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

               (k) all rights, claims and benefits of such Obligor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Obligor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

               (l) the balance from time to time in the Collateral Account and in the Leakage Account; and

               (m) all other tangible and intangible personal property and fixtures of such Obligor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Obligor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by any Obligor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

provided that in the case of any of the foregoing that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed, and provided, further, that notwithstanding anything to the contrary herein, the Collateral shall not include any particular personal property of such Obligor to the extent that the granting of a security interest in such personal property requires as of the date hereof third party consent which has not been obtained. The Borrower and the applicable Subsidiary Guarantor agree to use reasonable efforts to obtain the third party consents referred to in the preceding sentence at the request of the Administrative Agent.


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               Section 4.  Cash Proceeds of Collateral.

               4.01 Collateral Account. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may cause to be established at a banking institution to be selected by the Administrative Agent a cash collateral account (the "Collateral Account"), which may be a "securities account" (as defined in Section 8501 of the Uniform Commercial Code), in the name and under the sole dominion and control of the Administrative Agent (and, in the case of a securities account, in respect of which the Administrative Agent is the "entitlement holder" (as defined in Section 8102(a)(7) of the Uniform Commercial Code)), into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Administrative Agent pursuant hereto and into which the Obligors may from time to time deposit any additional amounts that any of them wishes to pledge to the Administrative Agent for the benefit of the Lenders as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative Agent shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the respective Obligor as such Obligor through the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

               4.02 Proceeds of Accounts. If requested by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Obligor shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) under arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which such Obligor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing,


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each Obligor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Obligor shall, upon the request of the Administrative Agent, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Obligor for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of such Obligor.

               4.03 Investment of Balance in Collateral Account. The cash balance standing to the credit of the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Obligor through the Borrower (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent (and, if the Collateral Account is a securities account, credited to the Collateral Account), provided that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09.


               Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligors hereby jointly and severally agree with each Lender and the Administrative Agent as follows:

               5.01  Delivery and Other Perfection.  Each Obligor shall:

               (a) if any of the shares, securities, moneys or property required to be pledged by such Obligor under clauses (a), (b) and (c) of Section 3 are received by such Obligor, forthwith, upon the request of the Administrative Agent, either (x) transfer and deliver to the Administrative Agent such shares or securities so received by such Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

               (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such


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        form and substance as the Administrative Agent may request; provided, that so long as no Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business, and the Administrative Agent shall, promptly upon request of such Obligor through the Borrower, make appropriate arrangements for making any Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

               (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Equity Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Equity Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Equity Collateral pledged by such Obligor hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

               (d) upon the acquisition after the date hereof by such Obligor of any Equipment covered by a certificate of title or ownership, cause the Administrative Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Administrative Agent;

               (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

               (f) furnish to the Administrative Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral as the Administrative Agent may reasonably request, all in reasonable detail;


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               (g) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any statements, schedules or reports pursuant to clause (f) above, modify this Agreement to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement;

               (h) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Administrative Agent may require; and

               (i) upon the occurrence and during the continuance of any Default, upon request of the Administrative Agent, promptly notify (and such Obligor hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent.

               5.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 7.02 of the Loan Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Lenders as specified in Article IX of the Loan Agreement), no Obligor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

               5.03 Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

               5.04  Special Provisions Relating to Certain Collateral.

               (a)  Special Provisions Relating to Equity Collateral.

               (1) The Obligors will cause the Equity Collateral to constitute at all times not less than the ownership percentage of each Issuer that such Equity Collateral constitutes on the date hereof.


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               (2) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to herein, provided that the Obligors jointly and severally agree that they will not vote the Equity Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

               (3) Unless and until an Event of Default has occurred and is continuing, the Obligors shall be entitled to receive and retain any dividends, distributions or proceeds in respect of the Equity Collateral.

               (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Loan Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Equity Collateral shall be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Equity Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Obligors.

               (b)  Intellectual Property.

               (1) For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 5.05 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in


                               Security Agreement
which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

               (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.03 of the Loan Agreement that limit the rights of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of the respective Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Obligor through the Borrower shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Administrative Agent shall grant back to the Obligors the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.05 by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this clause (2).

               5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

               (a) each Obligor shall, at the request of the Administrative Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Administrative Agent and such Obligor, designated in its request;

               (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

               (c) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by


                               Security Agreement
        law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

               (d) the Administrative Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

               (e) the Administrative Agent may, upon ten Business Days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligors shall supply to the Administrative Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 5.04(b), shall be applied in accordance with
Section 5.09.

               The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative


                               Security Agreement

Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

               5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency.

               5.07 Removals, Etc. Without at least 30 days' prior written notice to the Administrative Agent, no Obligor shall (i) maintain any of its books and records with respect to the Collateral at any office, or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at its address set forth in Section 10.01 of the Loan Agreement or at one of the locations identified in Annex 2 under its name or in transit from one of such locations to another, (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto or (iii) change the jurisdiction in which it is organized from that in which it is organized on the date hereof (or on the date on which it becomes a party hereto).

               5.08 Private Sale. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

               5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 or this Section 5, shall be applied by the Administrative Agent:


                               Security Agreement

               First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

               Next, to the extent required by the Subordination Agreement, to the payment of the Senior Debt;

               Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

               Finally, to the payment to the respective Obligor, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

               As used in this Section 5, "proceeds" of Collateral means cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Obligors or any issuer of or obligor on any of the Collateral.

               5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

               5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Administrative Agent (if requested by the Administrative Agent) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Obligor and (iii) deliver to the Administrative Agent


                               Security Agreement

(if requested by the Administrative Agent) all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank.

               5.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Loan Agreement shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 5.04(b). The Administrative Agent shall also execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens (if any) on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral.

               5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Administrative Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

               5.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of any Obligor, the Administrative Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Administrative Agent of a certificate from such Obligor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

               5.15 Consent of Borrower. The Borrower, in its capacity as the member of each PR LLC, hereby (a) consents to the collateral assignment of the Borrower's interest in the PR LLCs contained herein, (b) agrees that Section 1(c) of Article IX of the Limited Liability Company Operating Agreement of each PR LLC is hereby amended by adding the words "or by" immediately before the words "a secured party" therein, and (c) approves and consents to the admission of the Administrative Agent, or its designee, as a member of each PR LLC upon the occurrence of and during the continuance of an Event of Default.


                               Security Agreement

               Section 6.  Miscellaneous.

               6.01 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 10.01 of the Loan Agreement and shall be deemed to have been given at the times specified in said Section 10.01.

               6.02 No Waiver. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

               6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Administrative Agent (with the consent of the Lenders as specified in Article IX of the Loan Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Lender, each holder of any of the Secured Obligations and each Obligor.

               6.04 Expenses. The Obligors jointly and severally agree to reimburse each of the Lenders and the Administrative Agent for all reasonable costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

               6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that no


                               Security Agreement

Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent).

               6.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

               6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

               6.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               6.09 Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

               6.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               6.11 Additional Obligors. As contemplated in Section 6.09 of the Loan Agreement, a new Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a "Subsidiary Guarantor" under the Loan Agreement and an "Obligor" under this Agreement, by executing and delivering to the Administrative Agent a Guarantee Assumption Agreement in the form of Exhibit D to the Loan Agreement. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an "Obligor" for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Guarantee Assumption Agreement.

                            [Signature pages follow.]


                               Security Agreement

               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER:

                                    THE PRINCETON REVIEW, INC.

                                    By /s/ John Katzman
                                       ________________________
                                       Name: John Katzman
                                       Title: Chief Executive Officer


                                    SUBSIDIARY GUARANTORS:

                                    PRINCETON REVIEW MANAGEMENT, L.L.C.

                                    By /s/ John Katzman
                                       ________________________
                                       Name: John Katzman
                                       Title: Chief Executive Officer


                                    PRINCETON REVIEW PRODUCTS, L.L.C.

                                    By /s/ John Katzman
                                       ________________________
                                       Name: John Katzman
                                       Title: Chief Executive Officer


                                    PRINCETON REVIEW OPERATIONS, L.L.C.

                                    By /s/ John Katzman
                                       ________________________
                                       Name: John Katzman
                                       Title: Chief Executive Officer


                                    PRINCETON REVIEW PUBLISHING, L.L.C.

                                    By /s/ John Katzman
                                       ________________________
                                       Name: John Katzman
                                       Title: Chief Executive Officer


                               Security Agreement

                                    ADMINISTRATIVE AGENT:

                                    RESERVOIR CAPITAL PARTNERS, L.P.,
                                          as Administrative Agent

                                    By:   Reservoir Capital Group, L.L.C.,
                                          General Partner

                                          By  /s/ Craig Huff
                                             -----------------------------------
                                              Name:  Craig Huff
                                              Title: Managing Director



                               Security Agreement

                                    ANNEX 1

                                  RESTRICTIONS

                                 PLEDGED EQUITY

                                    ANNEX 2

                               LIST OF LOCATIONS